================================================================================
          GLOBAL INCOME
          FUND
--------------------------------------------------------------------------------


SEMI-ANNUAL REPORT
June 30, 2001


                                                          American Stock
                                                          Exchange Symbol:

                                                          GIF


11 Hanover Square
New York, NY 10005

1-888-847-4200

www.globalincomefund.net

================================================================================
GLOBAL INCOME FUND                                American Stock
                                                  Exchange Symbol: GIF
--------------------------------------------------------------------------------

11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                   July 24, 2001

Fellow Shareholders:

     We are pleased to submit this Semi-Annual Report and to welcome our shareholders who have made their investment since our last Report. The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At June 30, 2001, the Fund had approximately 88% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, approximately 4% below investment grade, approximately 3% in stocks and the balance in money market securities. At mid-year approximately 71% of investments were in entities located in the United States and the balance was spread over eleven other countries and a supranational organization.

                              Review and Outlook

     After signaling a policy shift in December 2000, the U.S. Federal Reserve, starting on January 3, 2001, began to lower the Federal Funds rate in reaction to a dramatic slowdown in the nation's economy. In six rate changes, the first five by lowering the rate each time by 0.50% and the last on June 27, 2001 by 0.25%, the Federal Reserve lowered the Federal Funds rate from 6.50% to 3.75%. Against this economic background, the Lehman Brothers Aggregate Bond Index had a first half return of 3.60% and the J.P.Morgan Emerging Markets Bond Index returned 5.53%. Equity markets stumbled, however, with the Dow Jones Industrial Average, Standard & Poor's 500 Stock Index, and the NasdaqComposite Index declining -1.85%, -6.69% and-12.55%, respectively. We are pleased to report that the Fund had a year-to-date market total return of 19.50% on a net asset value return of 4.96%.

     Confronted with the strong U.S. dollar, foreign central banks generally have been less aggressive in cutting their internal interest rates, reflecting uncertainty as to whether their economies will rebound or continue to show declining corporate profits and employment. Some central banks, such as in the U.K. and Sweden, wary of inflation, may even be considering increasing rates. In contrast, Japan's deflationary and shrinking economy has produced falling interest rates and solid returns for fixed income investors. In this evolving situation, the Fund has expanded its investment in intermediate term Treasury securities, U.S. corporate bonds, and Japanese bonds.

     Going forward, our focus will again be on the economy and to what extent the slowdown continues. We anticipate that the Federal Reserve will continue its accommodative posture and lower the Federal Funds rate, but in smaller increments and less frequently than in the first half of 2001. All year long, economists have predicted that the Fed's rate cuts would have the desired effect and stimulate the economy. Recent evidence of a slowdown in the global economy, however, has pushed up the value of the U.S. dollar (the opposite of what normally happens when U.S. interest rates are cut) and has made it harder for U.S. manufacturers to sell products abroad. With lower sales resulting in disappointing corporate earnings and lower stock market prices, inflation concerns, and indications that the U.S. government debt will not decline as much as predicted, long term bond yields have actually risen from when the Fed started cutting short term rates. These factors have slowed down any incipient U.S. economic recovery. We expect this environment will present many opportunities to the Fund as it seeks out investments with the greatest potential to provide shareholders with a high level of income and, secondarily, capital appreciation over the balance of the year.

                  10% Dividend Distribution Policy Continued

     The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. We continue to believe shares of the Fund are a sound value and attractive for portfolios seeking total return from capital appreciation and income.

                   Purchase Shares at an Attractive Discount

     The Fund's current net asset value per share is $5.68. With a recent closing on the American Stock Exchange of $5.26 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because monthly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you. We appreciate your support and look forward to continuing to serve your investment needs.

                                  Sincerely,


          /s/ Thomas B. Winmill                 /s/ Marrion E. Morris
          Thomas B. Winmill                     Marrion E. Morris
          President                             Senior Vice President,
                                                Portfolio Manager

                           GLOBAL INCOME FUND, INC.

         Schedule of Portfolio Investments--June 30, 2001 (Unaudited)

           Par                                                                                         Market
          Value                                                                                        Value
        ----------                                                                                  -------------
                      DEBT SECURITIES (92.57%)
                      Argentina (1.25%)
        $  500,000    Compagnie De Radiocomunicaciones Moviles S.A.,
                      9.25% Notes, due 5/08/08...................................................   $     376,250
                                                                                                    -------------

                      Bermuda (1.28%)
           500,000    Global Crossing Holding Ltd., 8.70% Senior Bonds, due 8/01/07..............         382,500
                                                                                                    -------------

                      Canada (1.49%)
           500,000    Fairfax Financial Holdings, 7.375% Notes, due 3/15/06......................         446,807
                                                                                                    -------------

                      Chile (1.66%)
           500,000    Banco Sud Americano S.A., 7.60% Subordinated Notes, due 3/15/07 (2)........         497,191
                                                                                                    -------------

                      Egypt (1.66%)
           500,000    Arab Republic of Egypt, 8.75% Unsubordinated Bonds, due 7/11/11............         499,405
                                                                                                    -------------

                      France (1.68%)
           500,000    Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49 (2)......................         503,111
                                                                                                    -------------

                      Japan (3.45%)
         1,000,000    Takefuji Corp., 9.20% Senior Notes, due 4/15/11............................       1,034,297
                                                                                                    -------------

                      Mexico (6.98%)
         1,000,000    Petroleos Mexicanos, 9.50% Bonds, due 9/15/27..............................       1,070,000
           500,000    United Mexican States, 8.625% Bonds, due 3/12/08...........................         520,000
           500,000    United Mexican States, 8.375% Notes, due 1/14/11...........................         504,500
                                                                                                    -------------
                                                                                                        2,094,500
                                                                                                    -------------

                      Qatar (3.29%)
         1,000,000    Ras Laffan Liquid Natural Gas, 8.294% Secured Bonds, due 3/15/14...........         986,250
                                                                                                    -------------


                      United States (63.61%)
           500,000    Adelphia Communications, 10.25% Senior Notes, due 6/15/11..................         495,000
         1,000,000    Aetna Inc., 7.875% Senior Notes, due 3/01/11...............................         974,071
           400,000    Alcoa Inc., 7.375% Notes, due 8/01/10......................................         422,377
           500,000    Allegheny Energy Supply, 7.80% Notes, due 3/15/11..........................         508,656
         1,300,000    American Home Products, 6.70% Notes, due 3/15/11...........................       1,302,898
         1,000,000    Anheuser-Busch Companies Inc., 6.75% Notes, due 6/01/05....................       1,018,375
           500,000    AT&T Corp.-Liberty Media, 8.25% Debentures, due 2/01/30 (2)................         430,984
           750,000    Bunge Trade Ltd., 9.25% Notes, due 5/01/02 (2).............................         753,750
         1,000,000    Citizens Utilities Co., 7.60% Debentures, due 6/01/06......................         991,209
           250,000    Deere & Co., 7.125% Notes, due 3/03/31.....................................         244,409
           500,000    Dillards Inc., 6.125% Notes, due 11/01/03..................................         473,065
         1,000,000    Fort James Corp., 8.375% Debentures, due 11/15/01..........................       1,010,459
         1,500,000    General Electric Capital Corp., 6.75% Notes, due 9/11/03...................       1,560,302
         1,000,000    General Motors Acceptance Corp., 5.85% Senior Unsubordinated Notes,
                      due 1/14/09................................................................         931,690
           500,000    Kellogg Co., 6.60% Notes, due 4/01/11......................................         489,465

                See accompanying notes to financial statements.

                           GLOBAL INCOME FUND, INC.

           Par                                                                                          Market
          Value                                                                                         Value
        ----------                                                                                  -------------
                      United States (continued)
        $1,000,000    Long Island Lighting Co., 8.20% Debentures, due 3/15/23....................    $  1,016,290
           500,000    Penney (J.C.) Co., Inc., 6.90% Debentures, due 8/15/26.....................         481,980
         1,000,000    Ryder System Inc., 6.35% Notes, due 7/28/04................................         981,500
         1,000,000    U.S. Treasury Note, 5.75%, due 11/15/05....................................       1,030,125
         2,000,000    U.S. Treasury Note, 4.625%, due 5/15/06....................................       1,973,126
         1,000,000    U.S. Treasury Note, 5.75%, due 8/15/10.....................................       1,023,601
         1,000,000    U.S. Treasury Note, 5%, due 2/15/11........................................         970,626
                                                                                                     ------------
                                                                                                       19,083,958
                                                                                                     ------------

                      Uruguay (1.71%)
           500,000    Banco Comercial S.A., 8.875% Bonds, due 5/15/09............................         513,750
                                                                                                     ------------
                      Venezuela (3.59%)
           690,000    PDVSA Finance Ltd., 8.75% Senior Notes, due 2/15/04........................         700,012
           455,000    Petrozuata Finance, Inc., 8.22% Notes, due 4/01/17 (2).....................         376,513
                                                                                                     ------------
                                                                                                        1,076,525
                                                                                                     ------------

                      Supranational/Other (.92%)
      MXN2,400,000    The International Bank for Reconstruction & Development,
                      15.875% Notes, due 2/28/03 (1).............................................         276,616
                                                                                                     ------------

                              Total Dept Securities (cost: $27,625,642)..........................      27,771,160
                                                                                                     ------------

            Shares    COMMON STOCKS (2.81%)
           -------

                      Investment Advice (2.81%)
            15,900    Alliance Capital Management Holding L.P....................................         843,654
                                                                                                     ------------


                              Total Common Stocks (cost: $732,596) ..............................         843,654
                                                                                                     ------------

         Par Value    Short Term Investment (4.62%)
         ---------

        $1,386,119    State Street Bank & Trust Repurchase Agreement, 2.00%, 6/29/01,
                      due 7/2/01 (collateralized by $1,355,000 U.S. Treasury Note,
                      5.375%, due 6/30/03, market value: $1,418,949, proceeds at maturity:
                      $1,386,351.................................................................       1,386,119
                                                                                                     ------------


                              Total Short Term Investments (cost: $1,386,119)....................       1,386,119
                                                                                                     ------------


                                 Total Investments (cost:$29,744,357)(100.00%) ..................    $ 30,000,933
                                                                                                     ============


        (1) Par value stated in currency indicated; market value stated in U.S. dollars.
        (2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.

                See accompanying notes to financial statements.

                            GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Unaudited)

ASSETS:
   Investments at market value
     (cost: $29,744,357) ..............................  $ 30,000,933
   Interest receivable ................................       506,435
   Other assets .......................................         5,322
                                                         ------------
         Total assets .................................    30,512,690
                                                         ------------

LIABILITIES:
   Investment securities purchased.....................       499,405
   Accrued management fees ............................        17,267
   Accrued expenses ...................................        32,363
                                                         ------------
         Total liabilities ............................       549,035
                                                         ------------

NET ASSETS: (applicable to 5,277,803
   outstanding shares: 20,000,000 shares
   of $.01 par value authorized) ......................  $ 29,963,655
                                                         ============


NET ASSET VALUE PER SHARE
   ($29,963,655/5,277,803 shares
   outstanding) .......................................  $       5.68
                                                         ============

At June 30, 2001, net assets consisted of:
   Paid-in capital ....................................  $ 41,389,386
   Accumulated net realized loss on
     investments and foreign currencies................   (11,106,760)
   Accumulated deficit in net investment
     income ...........................................      (575,916)
   Net unrealized appreciation on
     investments and foreign currencies ...............       256,945
                                                         ------------
                                                         $ 29,963,655
                                                         ============

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001 (Unaudited)

 INVESTMENT INCOME:
    Interest ..........................................  $  1,032,976
    Dividends .........................................       160,330
                                                         ------------
        Total investment income .......................     1,193,306
                                                         ------------


 EXPENSES:
    Management (note 3) ...............................       103,146
    Custodian .........................................        41,655
    Professional (note 3) .............................        24,632
    Directors .........................................        17,210
    Registration (note 3) .............................         8,658
    Transfer agent ....................................         8,331
    Printing ..........................................         4,960
    Other .............................................        38,780
                                                         ------------
        Total operating expenses ......................       247,372
        Loan interest and fees ........................         1,101
                                                         ------------
        Total expenses ................................       248,473
                                                         ------------
              Net investment income ...................       944,833
                                                         ------------

 REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS, AND FOREIGN
    CURRENCIES:
    Net realized gain on investments ..................       578,695
    Net realized loss from foreign
       currency transactions ..........................       (28,280)
    Unrealized depreciation
        of investments and foreign
        currencies ....................................      (181,458)
                                                         ------------
      Net realized and unrealized gain
        on investments and foreign
        currencies ....................................       368,957
                                                         ------------
      Net increase in net assets
         resulting from operations ....................  $  1,313,790
                                                         ============




                See accompanying notes to financial statements.

                           GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2001 (Unaudited) and Year Ended December 31, 2000

                                                                                                Six Months
                                                                                                   Ended            Year
                                                                                                  June 30,         Ended
                                                                                                    2001          December 31
                                                                                                (unaudited)          2000
                                                                                              --------------    -------------
OPERATIONS:
        Net investment income ...........................................................       $    944,833    $  2,429,148
        Net realized gain (loss) from security and foreign currency transactions ........            550,415      (1,178,752)
        Unrealized appreciation (depreciation) of investments and foreign currencies
            during the period ...........................................................           (181,458)      1,635,694
                                                                                              --------------    ------------
                Net change in net assets resulting from operations ......................          1,313,790       2,886,090

DISTRIBUTIONS TO SHAREHOLDERS:
        Distributions to shareholders ($0.29 and $0.42 per share, respectively) .........         (1,492,469)     (2,143,663)
        Tax return of capital to shareholders ($0.16 per share) .........................                  -        (797,060)

CAPITAL SHARE TRANSACTIONS:
        Change in net assets resulting from reinvestment of distributions
            (70,492 and 170,363 shares, respectively) (note 6) ..........................            359,665         777,179
                                                                                              --------------    ------------
                Total change in net assets ..............................................            180,986         722,546

NET ASSETS:
        Beginning of period .............................................................         29,782,669      29,060,123
        End of period (including accumulated deficit in net investment income of $575,916     --------------    ------------
            as of June 30, 2001) ........................................................       $ 29,963,655    $ 29,782,669
                                                                                              ==============    ============

                See accompanying notes to financial statements.

                         Notes to Financial Statements
                                  (Unaudited)

(1) Global Income Fund, Inc. is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2000, the Fund had an unused capital loss carryforward of approximately $11,685,000 of which $4,111,000 expires in 2001, $173,000 in 2003, $1,880,000 in 2004, $214,000
in 2006, $3,926,000 in 2007 and $1,381,000 in 2008. Based on Federal income tax cost of $29,744,357, gross unrealized appreciation and gross unrealized depreciation were $652,619 and $396,043, respectively, at June 30, 2001. Distributions paid to shareholders during the year ended December 31, 2000 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as determined for financial reporting purposes. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and direc-tors of the Investment Manager. The Fund reimbursed the Investment Manager $14,604 for providing certain administrative and accounting services at cost for the six months ended June 30, 2001.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of securities other than short term notes aggregated $25,648,679 and $26,040,611, respectively, for the six months ended June 30, 2001. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at June 30, 2001.

(5) The Fund may borrow through a committed bank line of credit. At June 30, 2001, there was no balance outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 2001, there were no borrowing on the bank line of credit.

(6) The tax character of distributions paid to shareholders was as follows:

                                      Six Months Ended        Year Ended
                                        June 30, 2001      December 31, 2000
                                      ----------------     -----------------
    Distributions paid from:
        Ordinary income                  $1,492,469            $2,143,663
        Return of capital                         -               797,060
                                         ----------            ----------
                                         $1,492,469            $2,940,723
                                         ==========            ==========

    It is anticipated that a reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2001, although the exact amount is not estimated at June 30, 2001.

================================================================================

At the Annual Meeting of Shareholders ("Annual Meeting") of the Fund held on November 28, 2000, shareholders were asked to elect one director, to ratify the selection of independent auditors for the fiscal period ending December 31, 2000, and to change the classification of the Fund from a diversified to a non-diversified investment company. Shareholders elected Robert D. Anderson as a director of the Fund with 4,269,718.576 shares voting in favor and 118,103.550 shares voting to withhold authority. The names of each other director whose term of office continued after the meeting are George B. Langa, Peter K. Werner, Thomas B. Winmill and Bassett S. Winmill. Regarding ratification of independent auditors, 4,399,208.576 shares voted in favor, 60,974.550 shares voted against, and 27,639 shares voted to abstain. Regarding the change of the Fund's classification from a diversified to a non-diversified investment company, the meeting was adjourned to permit further solicitation of proxies. At the re-convened Annual Meeting held on January 10, 2001, regarding the proposal to change the classification of the Fund from a diversified to a non-diversified investment company, 2,621,816.479 shares voted in favor, 617,470.934 shares voted against, 99,145.246 shares voted to abstain, and 1,828,906.891 shares were unvoted.

                           GLOBAL INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                                     Six Months           Year         Six Months      Years Ended June 30,
                                                        Ended             Ended           Ended   --------------------------------
                                                    June 30, 2001      December 31,    December 31,
                                                     (Unaudited)          2000            1999            1999            1998
                                                     -----------          ----            ----            ----            ----
PER SHARE DATA*
Net asset value at beginning of period............   $       5.72      $       5.77    $       5.99    $       6.93   $       8.43
                                                     ------------      ------------    ------------    ------------   ------------
Income from investment operations:
  Net investment income...........................            .18               .42             .23            .55             .52
  Net realized and unrealized gain (loss) on
   investments....................................            .07               .11            (.15)          (.81)          (1.18)
                                                     ------------      ------------    ------------    ------------   ------------
      Total from investment operations............            .25               .53             .08           (.26)           (.66)
                                                     ------------      ------------    ------------    ------------   ------------
Less distributions:
  Distributions to shareholders...................           (.29)             (.42)           (.23)          (.55)           (.52)
  Tax return of capital to shareholders...........             --              (.16)           (.07)          (.13)           (.32)
                                                     ------------      ------------    ------------    ------------   ------------
      Total distributions.........................           (.29)             (.58)           (.30)          (.68)           (.84)
                                                     ------------      ------------    ------------    ------------   ------------
Net asset value at end of period..................   $       5.68      $       5.72    $       5.77    $      5.99    $       6.93
                                                     ============      ============    ============    ===========    ============
Per share market value at end of period...........   $       5.30      $       4.69    $       4.44    $      5.19    $       6.44
                                                     ============      ============    ============    ===========    ============
TOTAL RETURN ON NET ASSET VALUE
   BASIS..........................................           4.98%             9.05%           2.52%         (2.23)%         (8.44)%
                                                     ============      ============    ============    ===========    ============
TOTAL RETURN ON MARKET VALUE
   BASIS (a)......................................          19.47%            19.75%          (8.96)%        (8.85)%        (15.65)%
                                                     ============      ============    ============    ===========    ============
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).......   $     29,964      $     29,783    $     29,060    $    29,600    $     33,024
                                                     ============      ============    ============    ===========    ============
Average net assets................................   $     29,796      $     29,240    $     29,448    $    30,261    $     25,232
                                                     ============      ============    ============    ===========    ============
Ratio of expenses before loan interest,
  commitment fees and nonrecurring expenses.......           1.67%**           1.38%**         1.48%**        1.46%           1.58%
                                                     ============      ============    ============    ===========    ============
Ratio of expenses to average net assets (b).......           1.68%**           2.69%**         2.26%**        2.45%           3.52%
                                                     ============      ============    ============    ===========    ============
Ratio of net investment income to average
 net assets.......................................           6.39%**           8.31%**         9.21%**        8.95%           8.53%
                                                     ============      ============    ============    ===========    ============
Portfolio turnover rate...........................             89%              259%            115%           183%            328%
                                                     ============      ============    ============    ===========    ============

                                                                      1997                      1996
                                                                      ----                      ----
PER SHARE DATA*
Net asset value at beginning of period............                 $       7.92              $       8.00
                                                                   ------------              ------------
Income from investment operations:
  Net investment income...........................                          .51                       .26
  Net realized and unrealized gain (loss) on
   investments....................................                          .59                       .23
                                                                   ------------              ------------
      Total from investment operations............                         1.10                       .49
                                                                   ------------              ------------
Less distributions:
  Distributions to shareholders...................                         (.59)                     (.26)
  Tax return of capital to shareholders...........                           --                      (.31)
                                                                   ------------              ------------
      Total distributions.........................                         (.59)                     (.57)
                                                                   ------------              ------------
Net asset value at end of period..................                 $       8.43              $       7.92
                                                                   ============              ============
Per share market value at end of period...........                 $       8.50
                                                                   ============
TOTAL RETURN ON NET ASSET VALUE
   BASIS..........................................                        14.71%                     6.26%
                                                                   ============              ============
TOTAL RETURN ON MARKET VALUE
   BASIS (a)......................................                        15.71%
                                                                   ============
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).......                 $     25,361              $     30,865
                                                                   ============              ============
Average net assets................................                 $     24,694              $     35,803
                                                                   ============              ============
Ratio of expenses before loan interest,
commitment fees and nonrecurring expenses.........                         2.00%
                                                                   ============
Ratio of expenses to average net assets (b).......                         2.71%                     2.18%
                                                                   ============              ============
Ratio of net investment income to average
 net assets.......................................                         7.35%                     6.55%
                                                                   ============              ============
Portfolio turnover rate...........................                          475%                      585%
                                                                   ============              ============

* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.
(b) Ratio after custodian credits was 2.66%, 2.24%**, 2.43% and 3.42% for the year ended December 31, 2000, six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively. There were no custodian credits for the six months ended June 30, 2001.

                           GLOBAL INCOME, FUND, INC.

             DIRECTORS                              OFFICERS

             BASSETT S. WINMILL                     THOMAS B. WINMILL, Esq.
             Chairman                               President

             ROBERT D. ANDERSON/1/                  MARION E. MORRIS
             Vice Chairman                          Senior Vice President

             GEORGE B. LANGA/1/                     WILLIAM G. VOHRER
                                                    Treasurer
             PETER K. WERNER/1/
                                                    MONICA PELAEZ, Esq.
             THOMAS B. WINMILL, Esq.                Vice President, Secretary

                                                    HEIDI KEATING
             /1/Member, Audit Committee             Vice President


               STOCK DATA                                                  2001 DISTRIBUTION PAYMENT DATES
Price (6/30/01)....................................... $5.30           January 31     May 31       September 28
Net Asset Value (6/30/01)............................. $5.68           February 28    June 30      October 31
Discount .............................................   6.6%          March 30       July 31      November 30
American Stock Exchange Trading Symbol: GIF                            April 30       August 31    December 28
Newspaper exchange listings appear under an
   abbreviation, such as: Glinc

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

--------------------------------------------------------------------------------

GLOBAL INCOME FUND
==================
11 Hanover Square
New York, NY 10005